UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2025 (January 24, 2025)
LOGILITY SUPPLY CHAIN SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 0-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

 470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on which Registered
Common Stock	LGTY	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01 OTHER EVENTS.

On January 24, 2025, Logility Supply Chain Solutions, Inc. (“Logility” or the “Company”) issued a press release announcing that the Company has entered into a definitive agreement to be acquired by Aptean, Inc. (“Aptean”). Pursuant to, and subject to the terms and conditions of, the definitive agreement, Aptean will acquire all of the outstanding shares of common stock of the Company for $14.30 per share in an all-cash transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

Statements in this communication that are not historical facts are "forward-looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” "believe," “continue,” “could,” "expect," "may," "should," "intend," "seek," "estimate," "plan," "target," "project," "likely," "will," "future" or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction, including obtaining approval of Logility’s shareholders, on the expected timeframe or at all; (ii) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (iii) actual or threatened litigation relating to the proposed transaction or otherwise; (iv) the inability to retain key personnel, management or clients, or potential diminished productivity due to the impact of the proposed transaction on the Company's current and prospective employees, key management, clients and other business partners; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (viii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (ix) the ability to successfully integrate operations and employees and to realize anticipated benefits and synergies of the proposed transaction as rapidly or to the extent anticipated; (x) actions by competitors; (xi) general adverse economic, political, social and security conditions in the regions in which Logility and Aptean operate; and (xii) the other risks and uncertainties discussed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and in other documents that the Company subsequently files from time to time with the SEC. Statements in this communication that are "forward-looking" include, without limitation, statements about Aptean’s proposed transaction to acquire Logility (including the anticipated benefits, synergies, opportunities, results, effects and timing of the proposed transaction). You are cautioned not to place undue reliance on these forward‑looking statements, which speak only as of the date of this communication. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company and Aptean. The Company expects to announce a special meeting of shareholders as soon as practicable to obtain shareholder approval of the transaction. In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH

THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed or furnished by the Company with the SEC at the SEC's website at www.sec.gov, at the Company's website at www.logility.com or by sending a written request to the Company in care of the Secretary, at Logility Supply Chain Solutions, Inc., 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305. This communication is not a substitute for the definitive proxy statement or any other document that may be filed or furnished by the Company with the SEC.

Participants in the Merger Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of shareholders. Information regarding the Company's directors and executive officers is available in the Company's proxy statement filed with the SEC on July 8, 2024 in connection with its 2024 annual meeting of shareholders, under the sections titled “Proposal 1: Election of Directors,” “Executive Compensation,” “Fiscal 2024 Executive Compensation,” “Director Compensation” and “Security Ownership of Management and Certain Beneficial Owners and Management.” To the extent the security holdings of Logility’s directors and executive officers have changed since the amounts described in the Company’s 2024 proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed transaction and other relevant materials to be filed or furnished with the SEC when they become available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Logility Supply Chain Solutions, Inc., January 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2025		LOGILITY SUPPLY CHAIN SOLUTIONS, INC.

(Registrant)

	By:	/s/ Vincent C. Klinges
	Name:	Vincent C. Klinges
	Title:	Chief Financial Officer